SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 18, 2002


                             FORGENT NETWORKS, INC.
                           (formerly VTEL Corporation)
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             (Exact name of registrant as specified in its charter)


         DELAWARE                         0-20008                74-2415696

(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)




108 Wild Basin Road
  Austin, Texas                                                    78746
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (512) 437-2700.


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Item 5.  Other Events--Director Resignations.
--------------------------------------------

On September 18, 2002,  Forgent Networks,  Inc. (the "Company"),  announced that
(a) T. Gary Trimm resigned as a member of the Company's Board of Directors, effective September 5, 2002, and (b) F. H. (Dick) Moeller resigned as a member of the Company's Board of Directors, effective September 9, 2002.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Not applicable.









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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 18, 2002.


                                        FORGENT NETWORKS, INC.


                                        By:  /s/ Richard N. Snyder
                                           -------------------------------------
                                           Richard N. Snyder
                                           Chief Executive Officer




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